UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

           Date of Report (Earliest event reported): October 11, 2006

                           BIOPHAN TECHNOLOGIES, INC.
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             (Exact name of registrant as specified in its charter)

           Nevada                       0-26057                82-0507874
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 (State or other jurisdiction         (Commission           (I.R.S. Employer
      of incorporation)               file number)         Identification No.)


         150 Lucius Gordon Drive, Suite 215
             West Henrietta, New York                       14586
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      (Address of principal executive offices)            (Zip code)

                                 (585) 214-2441
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              (Registrant's telephone number (including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On October 11, 2006, we entered into a Securities Purchase Agreement (the "Purchase Agreement") with ten private investors led by Iroquois Master Fund Ltd ("Iroquois").

Pursuant to the Purchase Agreement, on October 12, 2006, we issued $7,250,000 face amount of Senior Secured Convertible Notes (the "Notes") to the investors and received proceeds of $6,670,000 after paying placement fees of $580,000. The holders of the Notes may elect to convert the Notes at any time into shares of our common stock based upon a price of $0.67 per share (the "Conversion Price"). Interest on the outstanding principal amount under the Notes is payable quarterly at a rate equal to the six-month London InterBank Overnight Rate plus 500 basis points, with a minimum rate of 10% per annum and a maximum rate of 12% per annum, payable at our option in cash or shares of our common stock registered for resale under the Securities Act of 1933, as amended (the "Securities Act"). If we elect to make an interest payment in common stock, the number of shares issuable by us will be based upon the lower of (i) 90% of the 20-day trailing volume weighted average price per share as reported on Bloomberg LP (the "VWAPS") or (ii) the Conversion Price. Principal on the Notes amortizes and payments are due in 33 equal monthly installments commencing four months following issuance of the Notes, and may be made at our option in cash or shares of our common stock registered for resale under the Securities Act. If we elect to make a principal payment in common stock, the number of shares issuable by us will be based upon the lower of (i) 87.5% of the 15-day trailing VWAPS prior to the principal payment date or (ii) the Conversion Price. Our obligations under the Notes are secured by a first priority security interest in substantially all of our assets pursuant to a Security Agreement dated as of October 11, 2006 between us and Iroquois, as agent for the investors (the "Security Agreement").

As further consideration to the investors, we issued one-year warrants to purchase an aggregate of 10,820,896 shares of our common stock at a price of $0.67 per share. If the investors elect to exercise these one-year warrants, they will also receive additional five-year warrants to purchase shares of our common stock equal to the number of shares purchased under the one-year warrants, with 50% of the additional warrants having an exercise price of 115% of the per share purchase price, and the remaining 50% of the additional five-year warrants having an exercise price of 125% of the per share purchase price. We also issued to the investors two series of five-year warrants to purchase an aggregate of 10,820,896 shares of our common stock. The first five-year warrants allow for the purchase of 5,410,498 shares of our common stock at an exercise price of $0.81 per share, and the second five-year warrants allow for the purchase of 5,410,498 shares of our common stock at an exercise price of $0.89 per share. The warrants contain anti-dilution protection that should we issue equity or equity-linked securities at a price per common share below the exercise price of the five-year warrants, will automatically adjust the exercise price of the warrants to the price at which we issue such equity or equity-linked securities.

C.E. Unterberg, Towbin acted as the exclusive placement agent in the offering. We have paid the placement agent a cash fee of $580,000 and issued to it a five-year warrant to purchase an aggregate of 865,672 shares of our common stock at a price of $0.67 per share.

We agreed to register for resale under the Securities Act the common stock issuable upon the exercise of all of the warrants and any shares of common stock that we may issue at our option to the holders of the Notes in connection with payments of interest and principal, or that we are obligated to issue upon any conversion of the Notes at the option of the holders. We further agreed to propose to our shareholders an amendment to our Articles of Incorporation in order to increase to at least 150,000,000 the number of authorized shares of our common stock (the "Charter Amendment").

Our decision to enter into the Purchase Agreement was motivated, in part, by our management's concerns regarding our Stock Purchase Agreement with SBI Brightline XI, LLC ("SBI") dated May 27, 2005 and amended on January 8, 2006 (the "SBI Agreement") for a $30,000,000 fixed price financing involving the sale to SBI of up to 10,000,000 shares of our common stock We elected to sell the first tranche of 1,000,000 shares at $2 per share on May 23, 2006; the funds from the sale of the first tranche were received. We elected to sell the second tranche of 1,000,000 shares at $2 per share on July 21, 2006, but to date SBI has failed to make payment in full as required under the SBI Agreement; $1,175,000 of the funds from the sale of this tranche has been received but no shares have yet been issued. On October 11, 2006, we delivered to SBI a notice of our election, pursuant to the SBI Agreement, to sell to SBI the remaining eight tranches of 1,000,000 shares each (8,000,000 shares in the aggregate), for an aggregate purchase price of $26,000,000; the notice also covered the second tranche of 1,000,000 shares, with respect to which SBI has not yet made payment in full. Under the SBI Agreement, SBI is required to pay the full purchase price at a closing on October 20, 2006. Management is concerned as to the viability of the balance of the financing because of the disparity between the contractual strike price under the SBI Agreement and the current market price for our shares, the failure of SBI to meet in full its payment obligations with respect to the second tranche and the potential reluctance of SBI to honor the new put.

In order to facilitate the transaction contemplated by the Purchase Agreement, on October 11, 2006, we amended our January 24, 2006 Line of Credit Agreement (the "Biomed Line of Credit Agreement") with Biomed Solutions, LLC, a New York limited liability company ("Biomed") and the Convertible Promissory Note in the original principal amount of $5,000,000 issued by us to Biomed on January 24, 2006 pursuant to the Biomed Line of Credit Agreement (the "$5,000,000 Biomed Note"). The amendments reduce the price at which the $5,000,000 Biomed Note is convertible into shares of our Common Stock from $1.46 per share to a conversion price of $0.67, which is equal to the Conversion Price of the Notes issued under the Purchase Agreement. The amendments also eliminate our obligation to draw down the entire credit facility; the current outstanding principal balance on the $5,000,000 Biomed Note is $3,930,000. In connection with the Purchase Agreement, we also entered into a Subordination and Standstill Agreement (the "Subordination Agreement") with Biomed and the investors who are parties to the Purchase Agreement, pursuant to which Biomed agreed (i) to subordinate its rights to payment under the $5,000,000 Biomed Note and the Convertible Promissory Note in the original principal amount of $2,000,000 issued by us to Biomed on May 27, 2005 (of which the current outstanding principal balance is $500,000) to the rights of the investors under the Notes and (ii) to convert the entire outstanding amount of principal and interest due under the $5,000,000 Biomed Note in excess of $700,000 into shares of our common stock upon the effectiveness of the Charter Amendment. Michael L. Weiner, our President, CEO and a member of our Board of Directors, is the Manager and, indirectly, a 24.3% beneficial owner of Biomed. Mr. Weiner and Ross Kenzie, also a member of our Board of Directors, make up the Biomed Board of Members.

In connection with the proposed Charter Amendment, we will call a Special Meeting of our shareholders and, in connection therewith, will prepare a proxy statement for our shareholders to be filed with the Securities and Exchange Commission. Before making any voting or investment decision, our shareholders are urged to read the proxy statement carefully in its entirety when it becomes available because it will contain important information about the proposed Charter Amendment. The proxy statement and other relevant documents filed with the SEC will be available free of charge at the SEC's website, www.sec.gov and our shareholders will also be able to obtain copies of the proxy statement and other relevant documents free of charge by directing their requests to Biophan Technologies, Inc., 150 Lucius Gordon Drive, Suite 215, West Henrietta, New York 14586, Attention: Investor Relations.

The Purchase Agreement is filed herewith as Exhibit 4.1; the form of the Notes is filed herewith as Exhibit 4.2; the form of the Five-Year Warrants is filed herewith as Exhibit 4.3; the form of the One-Year Warrants is filed herewith as
Exhibit 4.4; the Security Agreement is filed herewith as Exhibit 10.1; the amendment to the Biomed Line of Credit Agreement is filed herewith as Exhibit 10.2; the a Biomed $5,000,000 Note is filed herewith as Exhibit 10.3; and the Subordination Agreement is filed herewith as Exhibit 10.4. The foregoing descriptions of the those agreements are qualified in their entirety by reference to such Exhibits.

              Cautionary Note Regarding Forward Looking Statements

Statements made in this Current Report on Form 8-K, as well as statements made by us in periodic filings with governmental entities, press releases and other public communications, that reflect management's current assumptions and estimates of future performance may contain forward-looking statements to future events or future financial performance that involves risks and uncertainties. These statements are made pursuant to the safe harbor provisions of Section 21E of the Securities Exchange Act of 1934. These statements are only predictions and actual results could differ materially from those anticipated in these statements based upon a number of factors including those uncertainties and risk factors detailed from time to time in reports filed by us with the Securities and Exchange Commission, including our most recent reports on Forms 10-K and 10-Q.

Item 3.02.  Unregistered Sales of Equity Securities

On October 12, 2006, pursuant to the Purchase Agreement described in Item 1.01 above, we issued to ten qualified institutional buyers (as such term is defined in Rule 144A under the Securities Act) and/or accredited investors (as such term is defined in Rule 501(a) under the Securities Act) the following securities (the "Securities"):

      a) an aggregate of $7,250,000 principal amount of our Senior Secured Convertible Notes due October 11, 2009 (the "Notes");

      b) five-year warrants for the purchase of an aggregate of 5,410,498 shares of our common stock at an exercise price of $0.81 per share;

      c) five-year warrants for the purchase of an aggregate of 5,410,498 shares of our common stock at an exercise price of $0.89 per share; and

      d) one-year warrants for the purchase of an aggregate of 10,820,896 shares of our common stock at an exercise price of $0.67 per share.

The Notes are convertible, at any time at the election of the holders, into shares of our common stock at a conversion price of $0.67 per share. If the entire principal amount of the Notes were converted, we would issue to the holders an aggregate of 10,820,896 shares of our common stock.

The Securities were issued to the following investors:

----------------------------------------- ---------------------------------
                  INVESTORS                        OFFERING PRICE
----------------------------------------- ---------------------------------
 Truk Opportunity Fund, LLC                       $500,000
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 Crescent International Ltd.                      $500,000
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 Harborview Master Fund LP                        $500,000
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 CAMOFI Master LDC                                $1,000,000
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 Cranshire Capital, L.P.                          $750,000
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 Castlerigg Master Investments LTD                $1,000,000
----------------------------------------- ---------------------------------
 BridgePointe Master Fund Ltd                     $750,000
----------------------------------------- ---------------------------------
 Rockmore Investment Master Fund Ltd.             $500,000
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 Highbridge International LLC                     $500,000
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 Iroquois Master Fund, Ltd                        $1,250,000
----------------------------------------- ---------------------------------

The Securities were issued in a private placement not involving any public offering and exempt from registration under the Securities Act pursuant to the exemptions provided by Section 4(2) of such Act and by Regulation D and Regulation S promulgated under such Act. The Securities were sold for cash at an aggregate offering price of $7,250,000. C.E. Unterberg, Towbin acted as the exclusive placement agent in the offering. We paid the placement agent a cash fee of $580,000 and issued to it a five-year warrant to purchase an aggregate of 865,672 shares of our common stock at a price of $0.67 per share.


Item 9.01.  Financial Statements and Exhibits.

(c) Exhibits.

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Exhibit Number                                               Description of Exhibit
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
           4.1             Securities Purchase Agreement, dated October 11, 2006, by and among Biophan Technologies,
                           Inc. and those Purchasers named therein
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           4.2             Form of Senior Secured Convertible Notes due October 11, 2009 to be issued pursuant to the
                           Securities Purchase Agreement, dated October 11, 2006, by and among Biophan Technologies,
                           Inc. and those Purchasers named therein
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           4.3             Form of Five-Year Warrants to be issued pursuant to the Securities Purchase Agreement, dated
                           October 12, 2006, by and among Biophan Technologies, Inc. and those Purchasers named therein
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           4.4             Form of One-Year Warrants to be issued pursuant to the Securities Purchase Agreement, dated
                           October 12, 2006, by and among Biophan Technologies, Inc. and those Purchasers named therein
-------------------------------------------------------------------------------------------------------------------------
          10.1             Security Agreement, dated as of October 11, 2006, by and among Biophan Technologies,
                           Inc., the Purchasers named therein and Iroquois Master Fund Ltd., as agent for the
                           Purchasers
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          10.2             Amendment No. 1, dated  October 11, 2006, to Line of Credit Agreement by and between
                           Biophan Technologies, Inc. and Biomed Solutions, LLC
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          10.3             Amended and Restated Convertible Promissory Note of Biophan Technologies, Inc., in the
                           principal amount of $5,000,000, dated October 11, 2006, payable to the order of Biomed
                           Solutions, LLC
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          10.4             Subordination and Standstill Agreement dated October 11, 2006, by and among Biophan
                           Technologies, Inc., Biomed Solutions, LLC, and those Purchasers named therein
-------------------------------------------------------------------------------------------------------------------------

                                   Signatures


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 BIOPHAN TECHNOLOGIES, INC.


                                                 /s/ Michael L. Weiner
                                                 --------------------------
Date: October 13, 2006                           Michael L. Weiner
                                                 President and CEO